Exhibit 10.5

Execution Version

LIEN SHARING AND PRIORITY CONFIRMATION JOINDER

Reference is made to the ABL Intercreditor Agreement, dated as of July 2, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “ABL Intercreditor Agreement”), among JPMorgan Chase Bank, N.A., as ABL Agent for the ABL Secured Parties referred to therein; Morgan Stanley Senior Funding, Inc., as Original Term Loan Agent for the Term Loan Secured Parties referred to therein; each Additional Debt Agent for the Additional Debt Secured Parties referred to therein; Associated Investors L.L.C. and Academy Managing CO., as Texas Intermediate Holdcos (the “Texas Intermediate Holdcos”); New Academy Holding Company, LLC as Holdings (“Holdings”); Academy, Ltd., as the Borrower (the “Borrower”); and the Subsidiaries of the Borrower party thereto.

Capitalized terms used but not otherwise defined herein shall have meaning set forth in the ABL Intercreditor Agreement. This Lien Sharing and Priority Confirmation Joinder is being executed and delivered pursuant to Section 2.10(b)(ii) of the ABL Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being additional secured debt under the ABL Intercreditor Agreement.

1.

Joinder. The undersigned, The Bank of New York Mellon Trust Company, N.A. (the “New Representative”), as trustee and collateral agent under that certain Indenture, dated as of the date hereof, among the Borrower, as Issuer, Holdings and the Texas Intermediate Holdcos, as Guarantors and the New Representative, hereby:

(a)

represents that the New Representative has been authorized to become a party to the ABL Intercreditor Agreement on behalf of the Additional Debt Secured Parties under the Additional Debt Facility as an Additional Debt Agent under an Additional Debt Facility under the ABL Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the ABL Intercreditor Agreement as fully as if the undersigned had executed and delivered the ABL Intercreditor Agreement as of the date thereof; and

(b)	agrees that its address for receiving notices pursuant to the ABL Intercreditor Agreement shall be as follows:

The Bank of New York Mellon Trust Company, N.A.

601 Travis Street, The Chase Center

Houston, TX 77002

Attention of Corporate Trust Administration

Fax No. (713) 483-6954

2.

Lien Sharing and Priority Confirmation. The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the applicable Series of CF Debt that constitutes Additional Debt Facility for which the undersigned is acting as Additional Debt Agent hereby agrees, for the benefit of all Secured Parties and each future Representative, and as a condition to being treated as Secured Debt Obligations under the ABL Intercreditor Agreement, that:

(a)

the New Representative and each holder of Obligations in respect of the Series of CF Debt for which the undersigned is acting as Additional Debt Agent are bound by the provisions of the ABL Intercreditor Agreement, including the provisions relating to the ranking of CF Debt Liens and the order of application of proceeds from enforcement of CF Debt Liens; and

(b)

the New Representative and each holder of Obligations in respect of the Series of CF Debt for which the undersigned is acting as Additional Debt Agent appoints the Additional Debt Agent and consents to the terms of the ABL Intercreditor Agreement and the performance by the Additional Debt Agent of, and directs the Additional Debt Agent to perform, its obligations under the ABL Intercreditor Agreement, together with all such powers as are reasonably incidental thereto.

3.	Governing Law and Miscellaneous Provisions. The provisions of Article VII of the ABL Intercreditor Agreement will apply with like effect to this Lien Sharing and Priority Confirmation Joinder.

[Remainder of page intentionally left blank; Signatures follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Lien Sharing and Priority Confirmation Joinder to be executed by their respective officers or representatives as of November 6, 2020.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as New Representative

By:	/s/ Lawrence M. Kusch
Name: Lawrence M. Kusch Title: Vice President

[Signature Page to Joinder to ABL Intercreditor Agreement]

The ABL Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder:

JPMORGAN CHASE BANK, N.A., as ABL Agent

By:	/s/ Andrew Rossman
Name: Andrew Rossman Title: Vice President

[Signature Page to Joinder to ABL Intercreditor Agreement]

The Term Loan Agent hereby acknowledges receipt of this Lien Sharing and Priority Confirmation Joinder:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Term Loan Agent

By:	/s/ William O’Daly
	Name:	William O’Daly
	Title:	Authorized Signatory

By:	/s/ Christopher Zybrick
	Name:	Christopher Zybrick
	Title:	Authorized Signatory

[Signature Page to Joinder to ABL Intercreditor Agreement]